UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_______________________

Date of Report (Date of earliest event reported): March 31, 2014

National Research Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	0-29466	47-0634000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1245 Q Street, Lincoln, Nebraska 68508

(Address of principal executive offices, including zip code)

(402) 475-2525

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2014, National Research Corporation (the “Company”) issued a press release announcing that Susan Hendricks, President and Chief Operating Officer of the Company, has resigned effective as of such date. A copy of the Company’s press release is attached hereto as Exhibit 99.

Item 9.01.	Financial Statements and Exhibits

	(a)	Not applicable.

	(b)	Not applicable.

	(c)	Not applicable.

	(d)	Exhibits. The following exhibit is being furnished herewith:

(99) Press Release of National Research Corporation, dated March 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2014

NATIONAL RESEARCH CORPORATION

By:	/s/ Kevin R. Karas
Kevin R. Karas
Senior Vice President Finance, Chief Financial Officer, Treasurer and Secretary

NATIONAL RESEARCH CORPORATION

Exhibit Index to Current Report on Form 8-K

Dated March 31, 2014

Exhibit
Number

(99)     Press Release of National Research Corporation, dated March 31, 2014.